EXIBIT 10.1
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                            SHARE PURCHASE AGREEMENT
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     THIS AGREEMENT made effective the 25th day of November, 2003.
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BETWEEN:
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                             OAKRIDGE HOLDINGS INC.
                              Suite 4 Temple Bldg.
                          Main and Prince William Sts.
                             Charlestown, Nevis, WI
                                 (the "Vendor")

                                      -and-

                                   EXCEL TRUST
                              Suite 4 Temple Bldg.
                          Main and Prince William Sts.
                             Charlestown, Nevis, WI
                                (the "Purchaser")

     WHEREAS:
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A.   The Vendor is the beneficial owner of certain assets as listed in Schedule
     "A" attached to this Agreement (the "Assets");

B. The Purchaser wishes to purchase, and the Vendor wishes to sell, the Assets on the terms and conditions provided in this Agreement;

     NOW THEREFORE in consideration of the premises and the mutual agreements
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     and covenants herein contained, the parties hereto hereby covenant and agree as follows:

1.   Interpretation
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1.1  Defined terms. In this Agreement and in the Schedule hereto, unless there
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is something in the subject matter or context inconsistent therewith, the following terms and expressions will have the following meanings:

     (a) "Closing Date" means November 25, 2003, or such other date upon which the Vendor and Purchaser may agree;


     (b) "Encumbrances" means mortgages, charges, pledges, security interests, liens, encumbrances, actions, claims, demands and equities of any nature whatsoever or howsoever arising and any rights or privileges capable of becoming any of the foregoing;

     (c) "Person" means and includes any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, governmental agency or board or commission or authority, and any other form of entity or organization;


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     (d)       "Warranty Claim" means a claim made by either the Purchaser or the Vendor based on or with respect to the inaccuracy or non-performance or non-fulfillment or breach of any covenant, representation or warranty made by the other party contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby.

1.2  Currency. Unless otherwise indicated, all dollar amounts referred to in
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this Agreement are in lawful money of the United States of America.

1.3  Choice of Law and Attornment
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     (a)       This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

     (b) The parties agree that the courts of the Province of British Columbia will have exclusive jurisdiction to determine all disputes and claims arising between the parties.

2.   Purchase and Sale
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2.1  Purchase of Assets. On the terms and subject to the fulfillment of the
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conditions hereof, the Vendor hereby agrees to sell and transfer to the
Purchaser, and the Purchaser hereby agrees to purchase and accept from the Vendor, the Assets.

2.2  Purchase Price. The price payable by the Purchaser to the Vendor for the
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shares of Gravity Spin Holdings Inc. will be the total sum of $50,000 or $0.015 per share (the "Purchase Price").

2.3  Payment of Purchase Price. The Purchase Price will be paid by the Purchaser
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to the Vendor, or a designated agent of the Vendor, by way of deposit into the brokerage account of the Vendor on or before the Closing Date by way of wire transfer, cash, money order, bank draft or certified cheque.

3.   Representations and Warranties by the Vendor. The Vendor hereby represents
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and warrants to the Purchaser as follows, and confirms that the Purchaser is relying upon the accuracy of each such representation and warranty in connection with the purchase of the Assets and the completion of the other transactions hereunder:

     (a)       No Other Purchase Agreements. No Person has any agreement,
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          option, understanding or commitment, or any right or privilege
          (whether by law, equity or contractual) capable of becoming an agreement, option or commitment, including convertible securities, warrants or convertible obligations of any nature, for the purchase from the Vendor of any of the Assets.

     (b)       No Encumbrances. The Vendor is the registered holder of the
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          Assets with good and marketable title thereto, free and clear of any and all Encumbrances.

     (c)       Disclosure. No representation or warranty contained in this
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          Section, and no statement contained in any certificate, list, summary



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          or other disclosure document provided or to be provided to the
          Purchaser pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact which is necessary in order to make the statements contained therein not misleading.

4.   Survival of Warranties by the Vendor. The representations and warranties
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made by the Vendor contained in this Agreement, or contained in any document or certificate given in order to carry out the transactions contemplated hereby, will survive the closing of the purchase of the Assets provided for herein and, notwithstanding such closing or any investigation made by or on behalf of the Purchaser or any other Person or any knowledge of the Purchaser or any other Person, shall continue in full force and effect for the benefit of the Purchaser, subject to the following provisions of this Section:

     (a) Except as provided in paragraph (b) of this Section, no Warranty Claim may be made or brought by the Purchaser after the date which is one year following the Closing Date; and

     (b) Any Warranty Claim which is based on or relates to the title to the Assets or which is based on intentional misrepresentation or fraud by the Vendor may be made or brought by the Purchaser at any time.

After the expiration of the period of time referred to in paragraph (a) of this Section, the Vendor will be released from all obligations and liabilities in respect of the representations and warranties made by the Vendor and contained in this Agreement or in any document or certificate given in order to carry out the transactions contemplated hereby, except with respect to any Warranty Claim made by the Purchaser in writing prior to the expiration of such period and subject to the rights of the Purchaser to make any claim permitted by paragraph
(a) or paragraph (b) of this Section.

5.   Covenants by the Vendor. The Vendor covenants to the Purchaser that it
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shall cause all necessary steps to be taken to permit the Assets to be duly and regularly transferred to the Purchaser.

6.   Conditions to the Obligation of the Purchaser. Notwithstanding anything
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herein contained, the obligation of the Purchaser to complete the transactions provided for herein will be subject to the fulfillment of the condition that at or prior to the Closing Date the representations and warranties of the Vendor contained in this Agreement or in any documents delivered in order to carry out the transactions contemplated hereby shall be true and accurate on the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date (regardless of the date as of which the information in this Agreement or in any Schedule or other document made pursuant hereto is given), and the Vendor covenants to use its best efforts to ensure that such is fulfilled.

7.   Closing
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7.1  Closing Arrangements. Subject to the terms and conditions hereof, the
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transactions contemplated herein shall be closed at the Closing Date at such place or places as may be mutually agreed upon by the Vendor and the Purchaser.





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7.2  Documents to be delivered. At or before the Closing Date, the Vendor shall
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execute, or cause to be executed, and shall deliver, or cause to be delivered, to the Purchaser all documents, instruments and things which are to be delivered by the Vendor pursuant to the provisions of this Agreement, and the Purchaser shall execute, or cause to be executed, and shall deliver, or cause to be delivered, to the Vendor, or to the Vendor's designated agent, all documents, instruments and things which the Purchaser is to deliver or cause to be delivered pursuant to the provisions of this Agreement

8.   General Provisions
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8.1  Further Assurances. The parties shall sign such further and other papers
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and documents, and cause such meetings to be held, votes cast, resolutions passed, by-laws enacted and all other additional steps and proceedings, if any, to be taken to permit the Assets to be formally transferred to the Purchaser, and shall cause all such further and other acts and things to be done and performed as may be necessary and desirable to give full force and effect to this Agreement and every part hereof.

8.2  Creation of Trust. Until such time as certificates for the Assets have been
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issued in the name of the Purchaser and delivered to the Purchaser, or until such time as the Assets are deposited into such account as the Purchaser may advise, the Vendor will hold bare legal title to the Assets in trust for the Purchaser, and the Purchaser will have full beneficial ownership of the Assets and will be entitled to all income and all gains derived from the Assets (other than the proceeds of the disposition of the Assets and other amounts received or receivable by the Vendor from the Purchaser pursuant to this Agreement) including all such income, gains, proceeds or other amounts derived from the Assets but received by the Vendor or credited to the account of the Vendor on or after the Closing Date, and the Vendor will pay and set over to the Purchaser all such income, gains, proceeds or other amounts.

8.3  Counterparts. This Agreement may be executed in several counterparts, each
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of which so executed shall be deemed to be an original, and such counterparts together shall constitute but one and the same instrument.

8.4  Assignment. The rights of the Vendor hereunder shall not be assignable
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without the written consent of the Purchaser. The rights of the Purchaser hereunder shall not be assignable without the written consent of the Vendor.

8.5  Successors and Assigns. This Agreement shall be binding on and enure to the
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benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein, express or implied, is intended to confer on any Person, other than the parties hereto and their respective successors and permitted assigns, any right, remedies, obligations or liabilities under or by reason of this Agreement.



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8.6  Entire Agreement. It is agreed that this instrument embodies the entire
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Agreement of the parties with regard to the matters dealt with in it, and that no understandings or agreements, verbal or otherwise, exist between the parties except as expressly set out in this Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement.
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                                              VENDOR
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                                              Oakridge Holdings Inc.
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                                              Per:  /s/ Richard Arnold
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(Witness/Seal)                                      Richard Arnold


                                              PURCHASER
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                                              EXCEL TRUST
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                                              Per:  /s/ Dan MacMullin
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(Witness/Seal)                                      Dan MacMullin, Director,
                                                    IFG Trust Services Inc.,
                                                    Trustee



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                                  SCHEDULE "A"
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                                     Assets
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The Assets which form the subject matter of the Agreement of which this Schedule forms a part between OAKRIDGE HOLDINGS, INC. (the "Vendor") and EXCEL TRUST (the "Purchaser") consist of the following:


1. Three million, three hundred and thirty-three thousand, three hundred and thirty-three (3,333,333) freely tradable shares of the Common Voting Stock of Gravity Spin Holdings, Inc., a Nevada corporation which is fully reporting to the SEC and whose shares are publicly traded on the NASD OTC:BB under the symbol "GRVS".